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                                                                    EXHIBIT 10p
                                AMENDMENT NO. 2
                                       TO
            BRUSH WELLMAN INC. SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                         (DECEMBER 1, 1992 RESTATEMENT)
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                Brush Wellman Inc., an Ohio corporation, hereby adopts this
Amendment No. 2 to the Brush Wellman Inc. Supplemental Retirement Benefit Plan (December 1, 1992 Restatement) (the "Plan").

                                       I.

                Schedule I of the Plan is amended by adding at the end thereof the following:

        Section III -- Special Provisions Applicable to Carl Cramer
        -----------------------------------------------------------
                With respect to Carl Cramer, the following shall apply with respect to Article VI of the Plan: For the period January 1, 1996 through March 31, 1996 amounts that constitute Credited Compensation of Mr. Cramer under the Savings Plan for such period shall be treated as Excess Credited Compensation for purposes of Article VI of the Plan, but no election by Mr. Cramer pursuant to the first sentence of Section 6.2 of the Plan shall occur with respect to such amounts, and, for purposes of the third sentence of Section 6.2 of the Plan, there shall be credited to Mr. Cramer's Supplemental Savings Plan Account an amount equal to the Employer Contributions that would have been made to the Savings Plan if 6% of the amount treated as Excess Credited Compensation pursuant to this Section III had been Basic Contributions (CODA) under the Savings Plan.

                                      II.

                The changes to the Plan made by this Amendment No. 2 shall be effective as of January 1, 1996.

                Executed at Cleveland, Ohio, this 6th day of December, 1995.

                                       BRUSH WELLMAN INC.

                                       By: /s/ Michael C. Hasychak
                                           ---------------------------------
                                           Title: Treasurer and Secretary